UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

Realbiz Media Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-53359	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2690 Weston Road, Suite 200 Weston, FL 33331
(Address of Principal Executive Offices)

(954) 888-9779

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2014, Next 1 Interactive, Inc. (“Next 1”) entered into a Note Amendment with Mark A. Wilton which was countersigned by Realbiz Media Group, Inc. (the “Company”), which, among other things: (i) extended the maturity date to December 1, 2014 on those certain promissory notes dated April 15, 2011, April 15, 2001, April 15, 2011, October 14, 2011, January 3, 2012, January 12, 2012, May 15, 2012 and October 4, 2012, in the respective amounts of $4,388,526, $211,000, $1,500,000, $83,000, $100,000, $100,000, $75,000 and $505,000 (collectively, the “Notes”); (ii) permits Next 1 to further extend the maturity date of the Notes until December 1, 2015 if all quarterly interest payments are paid in full; (iii) sets the conversion price at a fixed $0.50 per share; and (iv) permits Next 1 to force a conversion of the Notes into its common stock under certain circumstances. In addition, the Note Amendment provides that the Company will issue to Mr. Wilton, a warrant exercisable for 12,000,000 shares of common stock of the Company. The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Amendment which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Sale Of Unregistered Securities

On February 24, 2014, Realbiz Media, Inc. (“Realbiz”) issued to Mr. Wilton a warrant exercisable for 12,000,000 shares of its common stock at an exercise price of $0.50 per share. The offer and issuance of the warrant was not registered under the Securities Act of 1933 at the time of issuance, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company intends to rely on the exemption from federal registration under Section 4(a)(2) of the Securities Act, based on the Company’s belief that the offer and sale of the warrant has not and will not involve a public offering as Mr. Wilton is an “accredited investor” as defined under Section 501 promulgated under the Securities Act and no general solicitation has been involved in the offering.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number	Description

4.1	Note Amendment between Next 1 and Mark A. Wilton, as countersigned by Realbiz Media Group, Inc. dated February 24, 2014*

4.2	Warrant issued by Realbiz Media Group, Inc. to Mark A. Wilton*

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT 1 INTERACTIVE, INC.

Date: February 27, 2014	By:	/s/William Kerby
William Kerby
Chief Executive Officer